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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

                                   ----------

                       Date of Report: September 22, 1998


                                 ZEROS USA, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                      Texas

                 (State or Other Jurisdiction of Incorporation)

        0-22971                                        76-0520236
(Commission File Number)                   (I.R.S. Employer Identification No.)

    507 North Belt East, Suite 550
            Houston, Texas                               77060
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (281) 448-6070

                                 Not Applicable

                         (Former name or former address,
                          if changed since last report)


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Registrant.

         ZEROS was organized in November 1996, for the primary purpose of selling licenses, secondarily acting as a manufacturers representative selling equipment and thirdly, providing licensee support services for a fee in connection with the Zero-emission Energy Recycling Oxidation System (the "ZEROS System"). The ZEROS System is a closed, waste disposal and energy production system which processes toxic and non-toxic waste and recycles the processed waste into marketable energy, carbon dioxide products, brine and other products. The waste processing is performed with zero emissions and is an alternative to the traditional "smokestack" incineration. The Company holds an exclusive license to sell licenses and equipment in connection with the ZEROS System technology to customers pursuant to a Master License Agreement.



                          Item 8. Change in Fiscal Year

         The determination date was September 18, 1998. The date of the new fiscal year end is September 30. The Form 10-KSB for September 30, 1998 will cover the transition period.






                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ZEROS USA, Inc.


Date      09/22/98
     --------------------                         -----------------------------
                                                  By: Steve Clark, President